SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               July 29, 2004

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of (Commission File              (IRS Employer
incorporation or organization)       Number)             Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                      68145                    (402)895-6640
(Address of principal             (Zip Code) (Registrant's telephone number)
   executive offices)

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ITEM 5.   OTHER EVENTS.

     On July 29, 2004, the registrant issued a news release announcing an increase in pay for Company solo drivers in its medium-to-long-haul Van division of two cents per mile, effective August 1, 2004. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     Exhibit 99.1  News release issued by the registrant  on July 29, 2004.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      August 4, 2004               By:  /s/ John J. Steele
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                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      August 4, 2004               By:  /s/ James L. Johnson
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                                             James L. Johnson
                                             Vice President, Controller and
                                              Corporate Secretary